SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  September 19, 2005

                          Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                         EDWARD R. DESTEFANO, PRESIDENT
                            NEW CENTURY ENERGY CORP.
                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                     (Name and address of agent for service)

                                 (713) 266-4344
          (Telephone number, including area code of agent for service)
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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On September 19, 2005, New Century Energy Corp. (the "Company," "we," "us,") entered into a Securities Purchase Agreement with Laurus Master Fund, Ltd. ("Laurus"), pursuant to which we sold Laurus a Secured Term Note in the amount of $9,500,000 (the "Term Note"). We also entered into a Reaffirmation and Ratification Agreement and an Escrow Agreement with Laurus in connection with the September 19, 2005 Securities Purchase Agreement and Term Note. The Term Note bears interest at the rate of twenty percent (20%) per year, based on a 360 day year and is payable monthly in arrears, with the first interest payment due on November 1, 2005. The Term Note is due six (6) months from the date of issuance, or March 19, 2006. We will incur no penalties if we choose to repay the Term Note at any time prior to March 19, 2006.


     In connection with the sale of the Term Note, we agreed to pay Laurus Capital Management, L.L.C., the manager of Laurus, a closing payment equal to four percent (4.00%) of the principal amount of the Note, or $380,000.

     In connection with the September 19, 2005 closing we and Century Resources, Inc., our wholly-owned subsidiary, entered into a Reaffirmation and Ratification Agreement with Laurus, whereby we agreed to ratify and confirm the terms of our June 30, 2005, closing documents with Laurus (as described in our Form 8-K filed with the Commission on July 8, 2005, the "June 2005 Closing Documents"); our September 19, 2005, closing documents with Laurus (the "September 2005 Closing Documents"); and to release Laurus under certain situations as described under Item (g) of the Reaffirmation and Ratification Agreement, attached hereto as
Exhibit 10.4.

     In connection with the Term Note, we and Century Resources, Inc. entered into a Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production with Laurus, which created mortgages on our oil and gas interests in Matagorda County, Texas, Wharton County, Texas and McMullen County, Texas (the "Mortgages"), whereby we and Century Resources, Inc. agreed to grant Eugene Grin, as trustee for Laurus ("Trustee") a security interest in the items described below, to secure the obligations owing by us and Century Resources, Inc. to Laurus in connection with the transactions contemplated by the June 2005 Closing Documents and the September 2005 Closing Documents; payment and performance of any and all other present and future obligations; and certain other liabilities of every kind and character owing by us and/or Century Resources, Inc. to Laurus.

     We provided a security interest to the Trustee under the Mortgages in connection with the sale of the Term Note to Laurus in the following items:

          o    our  oil  and  gas  leases;
          o    the mortgaged properties described in the Mortgages;
          o all rights, titles, interests and estates now owned or hereafter acquired by us in any and all properties now or
               thereafter  pooled   or  unitized  with  any  interests  and  all
               presently existing or future operating agreements and unitization, communitization and pooling agreements and the units operated thereby;

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          o    all  presently  existing  and  future  agreements  entered   into
               between us and any third party which provide for the acquisition of the properties or interests specifically described in the Mortgages;
          o    all oil and gas;
          o    all accounts and contract rights;
          o all personal property and fixtures affixed or situated upon any property covered by the Mortgages;
          o all drilling reports, logs, orders, agreements or contracts, seismic data, memoranda and other information in our possession;
          o our rights and security interests held by us to secure the obligation of the first purchaser to pay the purchase price of the oil and gas;
          o all surface leases, rights-of-way, franchises, easements, servitudes, licenses, privileges; and any tenements and appurtenances; and
          o    all and any rights of nature.

     Events  of  default  under  Article II of the Term Note, attached hereto as exhibit 10.3, include, but are not limited to, our failure to pay any interest or principal under the Term Note when due; our breach of any covenant in the Term Note, if not cured within fifteen days after the occurrence thereof; our breach of any representation or warranty made in connection with the Term Note or the September 19, 2005 Securities Purchase Agreement; and/or if an event of default shall have occurred under and as defined in any of our June 30, 2005 Closing Documents with Laurus. If an event of default under the Term Note occurs, in addition to Laurus' other rights and remedies, Laurus can require us to pay 130% of the total amount of the Term Note and any accrued and unpaid interest.

     We used $8,750,000 of the money received in connection with the sale of the Term Note to Laurus to complete the purchase of the leases described in the Purchase and Sale Agreement dated September 2, 2005 and described below and with greater detail in our Report on Form 8-K filed with the Commission on September 7, 2005 ("September 2, 2005 Purchase and Sale Agreement").

     We closed the September 2, 2005 Purchase and Sale Agreement with Pat Baker, D/B/A Baker Exploration Company; The Sebastian Revocable Trust; George R. Smith Revocable Trust; and George Smith Family Limited Partnership, D/B/A GSTX Limited Partnership, collectively the "Sellers.," on September 19, 2005 (the "Closing"), and purchased a 7.25 percent working interest and a 5.4375 percent net revenue interest in certain leases which have been pooled into the Lindholm-Hanson Gas Unit, together with interests in a certain contiguous leases, described in greater detail in our Report on Form 8-K, filed with the Commission on September 7, 2005.

     After the payment of monies to the Sellers in connection with the Closing of the September 2, 2005 Purchase and Sale Agreement and the payment of certain management, closing and finder's fees (as described above) in connection with the sale of the Term Note, we have approximately $152,500 remaining from the sale of the Term Note. Additionally, as a result of the sale of the $9,500,000 Term Note, we currently owe Laurus an aggregate of $24,500,000 which includes the sale of the $9,500,000 Term Note and the previous sale of a Secured Convertible Term Note for $15,000,000 in June 2005, which such June 2005 Secured Convertible Term Note is convertible into 24,193,548 shares of our common stock at $0.62 per share and which June 2005 sale included Warrants to purchase 7,258,065 shares of our common stock and an Option to purchase 20% of our then outstanding common stock, or 10,222,784 shares of common stock at the time of the June 2005 closing exercisable at $0.001 per share, of which Laurus has exercised a portion of the Option for 3,675,000 shares of our common stock, for consideration of $3,675, which we received in July 2005. The Term Note is not convertible into any shares of our common stock, nor was Laurus issued any options or warrants in connection with the transactions contemplated by the Term Note.

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ITEM  2.03  CREATION  OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE  SHEET  ARRANGEMENT  OF  A  REGISTRANT

     On September 19, 2005, we entered into a Securities Purchase Agreement with Laurus, whereby Laurus agreed to purchase a $9,500,000 Secured Term Note from us (as described above under Item 1.01 Entry into a Material Definitive Agreement).

ITEM  8.01  OTHER  EVENTS

     On September 19, 2005, we closed the September 2, 2005 Purchase and Sale Agreement (as defined above under "Item 1.01 Entry into a Material Definitive Agreement," and described in detail in our Report on Form 8-K filed with the Commission on September 7, 2005.)

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

EXHIBITS:

     10.1(1)     September 2, 2005 Purchase and Sale Agreement

     10.2(2)     Securities Purchase Agreement

     10.3(2)     Secured Term Note

     10.4(2)     Reaffirmation and Ratification Agreement

     10.5(2)     Funds Escrow Agreement

     10.6(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Wharton County, Texas

     10.7(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in McMullen County, Texas

     10.8(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Matagorda County, Texas

     99.1(3)     Disbursement Letter

(1) Filed as exhibit 10.1 to our Report on Form 8-K filed with the Commission on September 7, 2005, and incorporated herein by reference.
(2)  Filed  herewith.
(3) To be filed as an exhibit to our Amended SB-2 Registration Statement to be filed with the Commission subsequent to this Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW  CENTURY  ENERGY  CORP.

                                          /s/  Edward  R.  DeStefano
                                          ---------------------------
                                          By:  Edward  R.  DeStefano,
                                          President

Date:  September  21,  2005

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